Litigation	3 Months Ended
Mar. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Litigation

NOTE 10 – LITIGATION

Our subsidiary, HTS USA, INC., is currently in litigation with Sagy Amit, a former employee, who claims that he is owed wages and commissions. The case is pending in the Superior Court of California, County of San Diego and discovery has just commenced. The Company intends to vigorously contest the action.

The company is not a party to any other pending material legal proceeding. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against the Company. To the knowledge of management, no director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company’s Common Stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.